                                                                   EXHIBIT 3.116

CERTIFIED TO BE A TRUE AND CORRECT COPY                       JIM MILES       4
  AS TAKEN FROM AND COMPARED WITH THE                     SECRETARY OF STATE
   ORIGINAL ON FILE IN THIS OFFICE                              FILED
                                                             JUL 06 2000
                                                       AM                    PM
                                                      7/8/9/10/11/12/1/2/3/4/5/6

 JUN 15 2005                 STATE OF SOUTH CAROLINA
                                SECRETARY OF STATE
                                    JIM MILES
 Mark Hammond                ARTICLES OF ORGANIZATION
SECRETARY OF STATE           LIMITED LIABILITY COMPANY
OF SOUTH CAROLINA


         The undersigned deliver the following articles of organization to form a South Carolina limited liability company pursuant to Section 33-44-202 and
Section 33-44-203 of the 1976 South Carolina Code, as amended.

1. The name of the limited liability company which complies with Section 33-44-105 of the South Carolina Code of 1976, as amended is

         PALMETTO PEEDEE BEHAVIORAL HEALTH, L.L.C.
         -----------------------------------------------------------------------


2. The office of the initial designated office of the limited liability company in South Carolina is:

         1201 MAIN STREET, SUITE 1450
         -----------------------------------------------------------------------
         Street address

         COLUMBIA, SOUTH CAROLINA                               29201
         -----------------------------------------------------------------------
         City                                                   Zip Code

3. The initial agent for service of process of the limited liability company is

         DAVID B. SUMMER, JR.
         -----------------------------------------------------------------------
         Name

         and the street address in South Carolina for this initial agent for service of process is:

         1201 MAIN STREET, SUITE 1450
         -----------------------------------------------------------------------
         Street address

         COLUMBIA, SOUTH CAROLINA                               29201
         -----------------------------------------------------------------------
         City                                                   Zip Code

4.       The name and address of each organizer is:

         (a)    SCOTT Y. BARNES
                ----------------------------------------------------------------
                Name

                POST OFFICE BOX 1254
                ----------------------------------------------------------------
                Street address

                CHARLESTON              SOUTH CAROLINA          29402
                ----------------------------------------------------------------
                City                        State               Zip Code


         (b)
                ----------------------------------------------------------------
                Name

                ----------------------------------------------------------------
                Street address

                ----------------------------------------------------------------
                City                        State               Zip Code
                        (Add additional lines if necessary)

5. [X] Check this box only if the company is to be term company. If so, provide the term specified.

          TERM ENDING DECEMBER 31, 2050
          ----------------------------------------------------------------------

6. [ ] Check this box only if management of the limited liability company is vested in a manager or managers. If this company is to be managed by managers, specify the name and address of each initial manager:

     (a)
          ----------------------------------------------------------------------
          Name

          ----------------------------------------------------------------------
          Street address

          ----------------------------------------------------------------------
          City                          State                    Zip Code

     (b)
          ----------------------------------------------------------------------
          Name

          ----------------------------------------------------------------------
          Street address

          ----------------------------------------------------------------------
          City                          State                    Zip Code

     (c)
          ----------------------------------------------------------------------
          Name

          ----------------------------------------------------------------------
          Street address

          ----------------------------------------------------------------------
               City                          State                    Zip Code

          (Add additional lines if necessary)

7. [ ] Check this box only if one or more of the members of the company are to be liable for its debts and obligations under Section 34-44-303(c). If one or more members are so liable, specify which members, and for which debts, obligations or liabilities such members are liable in their capacity as members.

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

8. Unless a delayed effective date is specified, these articles will be effective when endorsed for filing by the Secretary of State. Specify any delayed effective date and time:

     ---------------------------------------------------------------------------

9. Set forth any other provisions not inconsistent with law which the organizers determine to include, including any provisions that are required or are permitted to be set forth in the limited liability company operating agreement.

10.  Signature of each organizer:

     /s/ S.Y. Barnes
     ---------------------------------------------------------------------------
     Signature of Organizer

     ---------------------------------------------------------------------------
     Signature of Organizer

     Date: 7/5, 2000


                              FILING INSTRUCTIONS

1. File two copies of this form, the original and either a duplicate original or a conformed copy.

2. If space on this form is not sufficient, please attach additional sheets consisting a reference to the appropriate paragraph in this form, or prepare this using a computer disk which will allow for expansion of the space on the form.

3. This form must be accompanied by the filing fee of $110.00 payable in the Secretary of State.

                                                 Form Approved by South Carolina
                                        Secretary of State Jim Miles, June 1996

CERTIFIED TO BE A TRUE AND CORRECT COPY
  AS TAKEN FROM AND COMPARED WITH THE
    ORIGINAL ON FILE IN THIS OFFICE
                                                              JIM MILES        4
                           STATE OF SOUTH CAROLINA        SECRETARY OF STATE
JUN 15, 2005                  SECRETARY OF STATE                 FILED
                                                     AM      JUL 24 2000     PM
                           ARTICLES OF CORRECTION    7/8/9/1/0/11/12/1/2/3/4/5/6
/s/ Mark Hammond          LIMITED LIABILITY COMPANY
---------------------
SECRETARY OF STATE OF
SOUTH CAROLINA

TYPE OR PRINT CLEARLY IN BLACK INK

The limited liability company in accordance with Section 33-44-207 of the 1976 South Carolina Code, as amended corrects a record filed by the Secretary of State, which record contains a false or erroneous statement or was defectively signed.

1. The name of the Limited Liability Company Palmetto PeeDee Behavioral Health, L.L.C.

2. Describe the record to be corrected, including its filing date, or attach a copy of the record to be corrected to these articles of correction:

               The name of the Limited liability company is incorrect.
              (Please see attached)

3. Specify the incorrect statement and the reason it is incorrect or the manner in which the signing was defective:

              The name "PeeDee" should be two (2) words.

4.       Correct the incorrect statement or defective signing:

         The name of the limited liability company should be Palmetto Pee Dee Behavioral Health, L.L.C.

Date    July 21, 2000                           /s/ S. Y. Barnes
     -------------------                        --------------------------------
                                                Signature

                                                Scott Y. Barnes        Organizer
                                                --------------------------------
                                                Name                   Capacity

                              FILING INSTRUCTIONS

1. If management of the limited liability company is vested in managers, a manager shall execute these articles of correction. If management of the limited liability company is reserved to the members, a member shall execute these articles of correction. Specify whether a member or managers is executing these amended articles of organization.

2. File two copies of this form, the original and either a duplicate original or a conformed copy.

3. This form must be accompanied by the filing fee of $2.00 payable to the Secretary of State.

         Return to:  Secretary of State
                     P.O. Box 11350
                     Columbia, SC 29211


                                                  Form Revised by South Carolina
                                                Secretary of State, January 1999